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                                                                   EXHIBIT 10.38

                    INTERCREDITOR AND SUBORDINATION AGREEMENT

                  INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of September 29, 2003 by and among CompUSA Inc., a Delaware corporation (the "Subordinated Lender"; collectively, together with any other holders from time to time of the Subordinated Obligations, the "Subordinated Lenders"), Good Guys California, Inc., a California corporation (together with its successors and assigns, the "Borrower"), Good Guys, Inc., a Delaware corporation, (together with its successors and assigns, "Holdings") (Borrower, Holdings and the other Credit Parties to the Senior Credit Agreement identified below may be referred to herein collectively as the "Credit Parties" and individually as a "Credit Party") and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (the "Senior Lenders") from time to time party to the Senior Credit Agreement (together with its successors and assigns, the "Senior Agent").

                  The parties hereto hereby agree as follows:

                  1.       Definitions.

                  (a) Unless otherwise defined herein, terms defined in the Senior Credit Agreement and used herein shall have the meanings given to them in the Senior Credit Agreement.

                  (b) The following terms shall have the following meanings:

                  "Agreement": this Intercreditor and Subordination Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Blockage Notice": a written notice from the Senior Agent to the Subordinated Lenders that (a) an Other Event of Default has occurred and is continuing or (b) an Other Event of Default would occur if a scheduled interest or principal payment were made under the Subordinated Note in accordance with the terms thereof.

                  "Blockage Period": any period commencing on the date a Blockage Notice is given and ending on the earlier to occur of: (a) the date when (1) the Event of Default that was the basis for such notice has been cured or waived or (2) the conditions shall have ceased to exist which would cause an Event of Default to occur if a scheduled interest or principal payment were made under the Subordinated Note in accordance with the terms thereof; and (b) 180 days after the date such Blockage Notice is given.

                  "Collateral": the collective reference to any and all property from time to time subject to security interests to secure payment or performance of the Senior Obligations or the Subordinated Obligations.

                  "Collateral Enforcement Action": shall mean any action by any Subordinated Lender to (a) exercise or seek to exercise any rights or exercise any remedies with respect to any Collateral, (b) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure or (c) contest, protest or object to any foreclosure proceeding, postpetition financing, use of

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cash collateral or action brought by the Senior Agent or any Senior Lender or to any other exercise by the Senior Agent or any Senior Lender of any rights and remedies under any Senior Loan Documents.

                  "Collection Action": shall mean (a) to demand, sue for, take or receive from or on behalf of any Credit Party or any guarantor of the Subordinated Obligations, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by any Credit Party with respect to the Subordinated Obligations, (b) to initiate or participate with others in any suit, action or proceeding against any Credit Party to (i) enforce payment of or to collect the whole or any part of the Subordinated Obligations or (ii) commence judicial enforcement of any of the rights and remedies under the Subordinated Loan Documents or applicable law with respect to the Subordinated Obligations or the Subordinated Loan Documents, including initiating, participating in or commencing a case or proceeding referred to in the definition of Insolvency Event, (c) to accelerate any Subordinated Obligations, or (d) to exercise any put option or to cause any Credit Party to honor any redemption or mandatory prepayment obligation under any Subordinated Loan Document.

                  "Insolvency Event": (a) any Credit Party or any of its Subsidiaries commencing any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Credit Party or any of its Subsidiaries making a general assignment for the benefit of its creditors; or
(b) there being commenced against any Credit Party or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (a) above which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (c) there being commenced against any Credit Party or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (d) any Credit Party or any of its Subsidiaries taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
(a), (b) or (c) above; or (e) any Credit Party or any of its Subsidiaries generally not paying, or being unable to pay, or admitting in writing its inability to pay, its debts as they become due.

                  "Other Event of Default": any Event of Default (other than a Payment Event of Default) under the Senior Credit Agreement or any of the Senior Loan Documents or any event the occurrence of which entitles the Senior Agent or Senior Lenders to accelerate the maturity of any of the Senior Obligations.

                  "Net Sale Proceeds": the sum of cash proceeds received from any sale of all or any portion of the Collateral, net of all commissions and other fees and all other out-of-pocket costs and expenses whatsoever incurred by the Credit Parties, the Senior Lenders and/or the Senior Agent in connection with such sale, including without limitation, legal fees and appraisal costs.

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                  "Payment Event of Default": any default in the payment of the
Senior Obligations (whether upon maturity, mandatory prepayment, acceleration or otherwise) beyond any applicable grace period with respect thereto.

                  "Permitted Securities": securities of any Credit Party or other Person, the payment of which is subordinated, at least to the extent and substantially on the terms set forth in this Agreement, to the prior payment in full of all then outstanding Senior Obligations and to any securities issued in respect of any Senior Obligations under any plan of partial or complete liquidation, reorganization, readjustment, arrangement, composition or extension.

                  "Senior Credit Agreement": the Loan and Security Agreement dated as of September 30, 1999, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 16, 2001, by those certain letter amendments dated as of March 27, 2002, and May 15, 2002, and as further amended by that certain Second Amendment to Loan and Security Agreement dated as of May 22, 2001, that certain Third Amendment to Loan and Security Agreement dated as of July 2, 2002, and that certain Fourth Amendment to Loan and Security Agreement dated as of July 8, 2003, among the Borrower, the other Credit Parties, the Senior Lenders, General Electric Capital Corporation as documentation agent, and the Senior Agent, as the same may be further amended, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases in the Senior Loans (including increases in the Borrowing Base or other measurements of availability of the Senior Loans), renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Credit Agreement (whether provided by the original Senior Agent or a successor Senior Agent or other Lenders).

                  "Senior Loans": the loans made by the Senior Lenders to the Borrower pursuant to the Senior Credit Agreement.

                  "Senior Loan Documents": the collective reference to the Senior Credit Agreement, the Senior Notes, the Senior Security Documents and all other documents that from time to time evidence the Senior Obligations or secure payment or performance thereof, as modified from time to time.

                  "Senior Notes": the promissory notes of the Borrower outstanding from time to time under the Senior Credit Agreement.

                  "Senior Obligations": the collective reference to the unpaid principal of and interest on the Senior Notes and all other obligations and liabilities of the Credit Parties to the Senior Lenders or the Senior Agent of whatever kind or nature pursuant to, under or in connection with the Senior Loan Documents (including, without limitation, indemnity obligations with respect to claims asserted or threatened by third parties, interest accruing at the then applicable rate provided in the Senior Credit Agreement after the maturity of the Senior Loans and interest accruing at the then applicable rate provided in the Senior Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, whether arising under, out of, or in connection with, the Senior Credit Agreement, the Senior Notes, this Agreement, the other Senior Loan

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Documents or any other document made, delivered or given by any Credit Party, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Senior Agent that are required to be paid by Credit Parties pursuant to the terms of the Senior Credit Agreement or this Agreement or any other Senior Loan Document).

                  "Senior Security Documents": the collective reference to all documents and instruments, now existing or hereafter arising, which create or purport to create a security interest in property to secure payment or performance of the Senior Obligations.

                  "Subordinated Loan Documents: the collective reference to the Subordinated Note and any other documents or instruments that from time to time evidence the Subordinated Obligations or secure or support payment or performance thereof.

                  "Subordinated Loan": the loans made by the Subordinated Lenders pursuant to the Subordinated Loan Documents.

                  "Subordinated Note": the Unsecured Subordinated Convertible Promissory Note, dated September 29, 2003, from the Borrower to Subordinated Lender, in the original principal amount of $5,000,000.

                  "Subordinated Obligations": the collective reference to the unpaid principal and interest on the Subordinated Note and all other obligations and liabilities of any of the Credit Parties to the Subordinated Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Subordinated Loan Documents after the maturity of the Subordinated Loan and interest accruing at the then applicable rate provided in the Subordinated Loan Documents after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Subordinated Loan Documents, the Subordinated Note, this Agreement, or any other Subordinated Loan Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Subordinated Lenders that are required to be paid by any Credit Party pursuant to the terms of this Agreement or any other Subordinated Loan Document).

                  "Uniform Commercial Code": the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of California; provided, that to the extent that the Uniform Commercial Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Uniform Commercial Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Senior Lenders' Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of California, the term "Uniform Commercial Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for

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purposes of definitions related to such provisions.

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2.       Subordination.

                  (a) Each Credit Party and each of the Subordinated Lenders agrees, for itself and each future holder of the Subordinated Obligations, that the Subordinated Obligations are expressly "subordinate and junior in right of payment" (as that phrase is defined in paragraph 2(b)) to all Senior Obligations.

                  (b) "Subordinate and junior in right of payment" means that: (1) no part of the Subordinated Obligations shall have any claim to the assets of any Credit Party on a parity with or prior to the claim of the Senior Obligations; and (2) without the express prior written consent of the Senior Agent, no Subordinated Lender will take, demand or receive from any Credit Party, and no Credit Party will make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment of (of whatever kind or nature, whether in cash, property, securities (other than Permitted Securities) or otherwise) the Subordinated Obligations, including, without limitation, any letter of credit or similar credit support facility to support payment of the Subordinated Obligations, unless and until the Senior Obligations have been paid in full and the obligation of Senior Agent and Senior Lenders to extend credit to Borrower under the Senior Loan Documents shall have been irrevocably terminated; provided, however, that at any time, except during a Blockage Period or when a Payment Event of Default has occurred and is continuing, the Borrower may make, and the Subordinated Lenders may receive, regularly scheduled payments (not prepayments) on account of interest on the Subordinated Note in accordance with the terms thereof determined on a non-accelerated basis (without giving effect to any default rate of interest thereunder) and principal payments when due (but no sooner than September 29,
2005) upon the "Maturity Date" of the Subordinated Note (as such term is defined in the Subordinated Note). Notwithstanding clause (2), the Subordinated Lender shall be entitled to accept and receive payment in full of the Subordinated Obligations as a result of the refinancing of the Subordinated Obligations if
(i) such refinancing does not shorten the maturity date, increase the interest rate or fees payable, or increase the principal amount applicable to the Subordinated Obligations and (ii) the provider of such refinancing debt subjects such debt to the terms of this Intercreditor and Subordination Agreement.

                  (c) Upon the termination of any Blockage Period or if any Payment Event of Default has been cured or waived or shall have ceased to exist, the Subordinated Lenders' right to receive payments as provided in clause 2(b)(2) shall be reinstated and, subject to the limitations of clause 2(b)(2), the Borrower may resume making such payments to the Subordinated Lenders including any payments that were deferred as a result thereof.

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                  (d)      The expressions "prior payment in full," "payment in
full," "paid in full" and any other similar terms or phrases when used herein with respect to the Senior Obligations shall mean the payment in full, in immediately available funds, of all of the Senior Obligations.

                  3.       Additional Provisions Concerning Subordination.

                  (a) The Subordinated Lenders and each Credit Party agree that upon the occurrence of any Insolvency Event:

                           (1)      all Senior Obligations shall be paid in full
before any payment or distribution of whatever kind or nature is made with respect to the Subordinated Obligations; provided, however, that Subordinated Lenders may receive and retain any distributions on account of Subordinated Obligations to the extent such distributions consist solely of Permitted Securities; and

                           (2)      any payment or distribution of assets of any
Credit Party, whether in cash, property or securities (other than Permitted Securities), to which any Subordinated Lender would be entitled except for the provisions hereof, shall be paid or delivered by such Credit Party, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such payment or distribution, directly to the Senior Agent, to the extent necessary to pay in full all Senior Obligations, before any payment or distribution of any kind or nature shall be made to any Subordinated Lender.

                  (b)      Upon the occurrence of any "Insolvency Event":

                           (1)      each Subordinated Lender irrevocably
authorizes and empowers the Senior Agent (A) to demand, sue for, collect and receive every payment or distribution on account of the Subordinated Obligations payable or deliverable in connection with such event or proceeding and give acquittance therefor, (B) to file claims and proofs of claim in any statutory or non-statutory proceeding and (C) to take such other actions, in its own name as Senior Agent, or in the name of the Subordinated Lenders or otherwise, as the Senior Agent may deem necessary or advisable for the enforcement of the provisions of this Agreement; provided, however, that the foregoing authorization and empowerment imposes no obligation on the Senior Agent to take any such action;

                           (2)      each Subordinated Lender shall take such
action, duly and promptly, as the Senior Agent may request from time to time (A) to collect the Subordinated Obligations for the account of the Senior Agent and
(B) to file appropriate proofs of claim in respect of the Subordinated Obligations; and

                           (3)      each Subordinated Lender shall execute and
deliver such powers of attorney, assignments or proofs of claim or other instruments as the Senior Agent may request to enable the Senior Agent to enforce any and all claims in respect of the Subordinated Obligations and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations.

                  (c) If any payment or distribution, whether consisting of money, property or securities (other than Permitted Securities), shall be collected or received by any Subordinated Lender in respect of

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the Subordinated Obligations or the Collateral, except payments permitted to be made at the time of payment or pursuant to a refinancing as provided in paragraph 2(b), such Subordinated Lender shall forthwith deliver the same to the Senior Agent, in the form received, duly endorsed to the Senior Agent, if required, to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations are paid in full. Until so delivered, such payment or distribution shall be held in trust by such Subordinated Lender as the property of the Senior Agent, segregated from other funds and property held by such Subordinated Lender.

                  (d) Until the Senior Obligations are paid in full in cash, the Subordinated Lenders shall not take any Collection Action or Collateral Enforcement Action with respect to the Subordinated Obligations, except for a Collection Action as permitted in the following sentence. Upon the earlier to occur of (A) acceleration of the Senior Obligations or (B) the passage of 180 days from the delivery of notice to Senior Agent that a default has occurred with respect to the Subordinated Obligations and such default shall not have been cured or waived within such period, the Subordinated Lenders may, upon five days' prior written notice to Senior Agent, accelerate the Subordinated Obligations or take any other Collection Action (but not a Collateral Enforcement Action) which is not in contravention of the provisions of this Agreement; provided, however, that if following the acceleration of the Senior Debt as described in clause (A) above, such acceleration is rescinded, then all Collection Actions taken by the Subordinated Lenders shall likewise be rescinded if such Collection Action is based solely on clause (A) above. Notwithstanding the foregoing, until the Senior Obligations are paid in full in cash and all lending commitments under the Senior Credit Agreement have been terminated, the Subordinated Lenders shall not (nor shall any agent on their behalf), without the prior written consent of the Senior Agent and the Senior Lenders, take any Collateral Enforcement Action.

                  4.       Rights in Collateral.

                  (a) Notwithstanding anything to the contrary contained in the Senior Credit Agreement, any Senior Security Document, any other Senior Loan Document or any Subordinated Security Document or other Subordinated Loan Document and irrespective of:

                           (1)      the time, order or method of attachment or
perfection of the security interests created by any Senior Security Document or any Subordinated Security Document;

                           (2)      the time or order of filing or recording of
financing statements or other documents filed or recorded to perfect security interests in any Collateral;

                           (3)      anything contained in any filing or
agreement to which the Senior Agent or any Subordinated Lender now or hereafter may be a party; and

                           (4)      the rules for determining perfection or
priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors, any security interest in any Collateral pursuant to any Senior Security Document has and shall have priority, to the extent of any unpaid Senior Obligations, over any security interest in such Collateral pursuant to any Subordinated Security Document.

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                  (b)      So long as the Senior Obligations have not been paid
in full and any Senior Security Document remains in effect, whether or not any Insolvency Event has occurred,

                           (1)      no Subordinated Lender will take any
Collateral Enforcement Action; and

                           (2)      the Senior Agent and any Senior Lender shall
have the exclusive right to enforce rights and exercise remedies with respect to the Collateral and Senior Agent shall not be required to marshal any Collateral.

                  (c) In exercising rights and remedies with respect to the Collateral, the Senior Agent and Senior Lenders may enforce the provisions of the Senior Security Documents and exercise remedies thereunder and under any other Senior Loan Documents, all in such order and in such manner as it or they may determine in the exercise of its or their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction. In conducting any public or private sale under the Uniform Commercial Code, the Senior Agent shall give the Subordinated Lenders such notice of such sale as may be required by the applicable Uniform Commercial Code; provided, however, that 10 days' notice shall be deemed to be commercially reasonable notice.

                  (d) Any money, property or securities realized upon the sale, disposition or other realization by the Senior Agent upon all or any part of the Collateral, shall be applied by the Senior Agent in the following order:

                           (1)      First, to the payment in full of all costs
and expenses (including, without limitation, attorneys' fees and disbursements) paid or incurred by the Senior Agent or the Senior Lenders in connection with such realization on the Collateral or the protection of their rights and interests therein;

                           (2)      Second, to the payment in full of all Senior
Obligations in such order as the Senior Agent may elect in its sole discretion;

                           (3)      Third, to the payment in full of all
Subordinated Obligations then due and which are secured by such Collateral, which shall be paid to Subordinated Lender, for itself and as agent for any other Subordinated Lenders; and

                           (4)      Fourth, to pay to the Borrower, or its
representative or as a court of competent jurisdiction may direct, any surplus then remaining.

                  (e) The Senior Agent's rights with respect to the Collateral include the right to release any or all of the Collateral from the Lien under any Senior Security Document or Subordinated Security Document in connection with any sale of all or any portion of the Collateral. The Subordinated Lenders are hereby deemed to have consented to such sale(s) under the Subordinated Loan Documents. Concurrently with the execution of this Agreement, and from time to time thereafter, the Subordinated Lenders shall deliver to the Senior Agent such duly executed and undated Uniform Commercial Code and, as applicable, intellectual property terminations, satisfactions and discharges of mortgages (the term

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"mortgage" being deemed to include mortgage deeds, deeds of trust and other similar instruments creating a lien on real property), termination statements and partial release statements (in blank as to the assets being released), as the Senior Agent may request with respect to the Subordinated Lenders' liens on the Credit Parties' assets. If the Senior Agent shall determine, in connection with any sale of Collateral, that the termination, satisfaction, discharge or partial release of the Lien on all or any portion of the Collateral under any Subordinated Security Document in connection with such sale is necessary or advisable, the Senior Agent may deliver to the applicable purchaser at such sale (or, upon the request of such purchaser, file) such previously delivered termination, satisfaction, discharge or partial release documents, which partial release documents the Senior Agent is hereby authorized to complete (whether one or more and from time to time)) by inserting the description of the assets to be released. The Subordinated Lenders shall execute such other release, satisfaction, discharge and termination documents and instruments and shall take such further actions as the Senior Agent shall request. Each Subordinated Lender hereby irrevocably constitutes and appoints the Senior Agent and any officer or Senior Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Subordinated Lender and in the name of such Subordinated Lender or in the Senior Agent's own name, from time to time in the Senior Agent's discretion, for the purpose of carrying out the terms of this paragraph, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any terminations of financing statements, partial lien releases, mortgage satisfactions and discharges, endorsements, assignments or other instruments of transfer, termination or release, and, in addition, to take any and all other appropriate and commercially reasonably action for the purpose of carrying out the terms of this paragraph. Each Subordinated Lender hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this paragraph. No person to whom this power of attorney is presented, as authority for Senior Agent to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from any Subordinated Lender as to the authority of Senior Agent to take any action described herein, or as to the existence of or fulfillment of any condition to this power of attorney, which is intended to grant to Senior Agent unconditionally the authority to take and perform the actions contemplated herein. Each Subordinated Lender irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this power of attorney.

                  (f) Notwithstanding anything contained herein, until all Senior Obligations have been paid in full and the Senior Security Documents are no longer are in effect, no Subordinated Lenders shall, without the prior written consent of Senior Agent, permit to exist any security interest, charge, encumbrance or other Lien on any Collateral or other property or assets of any Credit Party to secure or provide for payment or performance of the Subordinated Obligations, or exercise any right of set off or counterclaim which the Subordinated Lenders may have with respect to any amounts payable or to be paid by the Subordinated Lenders to any Credit Party.

                  5.       Consent of Subordinated Lenders.

                  (a) Each Subordinated Lender consents that, without the necessity of any reservation of rights against any Subordinated Lender, and without notice to or further assent by any Subordinated Lender:

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                           (1)      any demand for payment of any Senior
Obligations made by the Senior Agent or any Senior Lender may be rescinded in whole or in part by the Senior Agent or such Senior Lender, and any Senior Obligation may be continued, and the Senior Obligations, or the liability of any Credit Party or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of any Credit Party or any other party under the Senior Credit Agreement or any other agreement, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Senior Agent; and

                           (2)      the Senior Credit Agreement, the Senior
Notes and any other Senior Loan Document may be amended, modified, extended, supplemented, restated, refinanced, refunded, restructured or terminated, in whole or in part, as the Senior Agent and Senior Lenders may deem advisable from time to time, and any collateral security at any time held by the Senior Agent or any Senior Lender for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released; in each case all without notice to or further assent by any Subordinated Lender, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein.

                  (b) Each Subordinated Lender waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by the Senior Agent upon this Agreement. The Senior Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between any Credit Party, on one hand, and the Senior Agent or any Senior Lender, on the other hand, shall be deemed to have been consummated in reliance upon this Agreement. Each Subordinated Lender acknowledges and agrees that the Senior Lenders and the Senior Agent have relied upon the subordination provided for herein in entering into the Senior Credit Agreement and in making funds available to the Borrower thereunder. Each Subordinated Lender waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

                  6. Negative Covenants of the Subordinated Lenders. So long as any of the Senior Obligations shall remain outstanding or the obligation of Senior Agent or any Senior Lender to extend credit to Borrower remains in effect, no Subordinated Lender shall, without the prior written consent of the Senior Agent:

                  (a) sell, assign, or otherwise transfer, in whole or in part, the Subordinated Obligations or any interest therein to any other Person (a "Transferee") or create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations in favor of any Transferee unless (1) such action is made expressly subject to this Agreement and (2) the Transferee expressly acknowledges to the Senior Agent, by a writing in form and substance reasonably satisfactory to the Senior Agent, the subordination provided for herein and agrees to be bound by all of the terms hereof; or

                  (b) permit any of the Subordinated Loan Documents to be amended, modified or otherwise supplemented (including by way of changes to definitions) in any manner which would have the effect of (A) increasing the maximum principal amount of the Subordinated Obligations or rate of interest on any of the Subordinated Obligations or fees payable in respect thereof, (B) changing or adding or tightening any event of default or any covenant with respect to the Subordinated Obligations, (C) changing any redemption or prepayment provisions of the Subordinated Obligations, (D) altering the subordination provisions with respect to the Subordinated Obligations, including, without limitation, subordinating the Subordinated Obligations to any other debt, (E) shortening the dates upon which payments of principal or interest are due on any of the Subordinated Obligations, or (F) changing or amending any other term of the Subordinated Loan Documents if such change or amendment would increase the obligations of any Credit Party or confer additional rights on the Subordinated Lenders or any other holder of the Subordinated Obligations in a manner adverse (in the reasonable judgment of the Senior Agent) to the Senior Agent or the Senior Lenders, and the parties hereto agree that any such amendment shall be null and void ab initio and without legal force and effect.

                  7. Senior Obligations Unconditional. All rights and interests of the Senior Agent hereunder, and all agreements and obligations of the Subordinated Lenders and the Credit Parties hereunder, shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of any Senior Security Documents or any other Senior Loan Documents;

                  (b) subject to paragraph 5(a), any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Security Document;

                  (c) subject to paragraph 5(a), any exchange, release or non-perfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or any guarantee thereof; or

                  (d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Senior Obligations, or of any Subordinated Lender or any Credit Party in respect of this Agreement.

                  8. Representations and Warranties. Each Subordinated Lender represents and warrants to the Senior Agent that:

                  (a) its Subordinated Note (1) have been issued to it for good and valuable consideration, (2) are owned by such Subordinated Lender free and clear of any security interests, liens, charges or encumbrances whatsoever arising from, through or under such Subordinated Lender, other than the interest of the Senior Agent under this Agreement, (3) are payable solely and exclusively to such Subordinated Lender and to no other Person and are payable without deduction for any defense, offset or counterclaim, and (4) constitute the only evidence of the obligations evidenced thereby;

                  (b) such Subordinated Lender has the corporate power and authority and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

                  (c) this Agreement constitutes a legal, valid and binding obligation of such Subordinated Lender;

                  (d) the execution, delivery and performance of this Agreement will not violate any provision of any requirement of law or contractual obligation of such Subordinated Lender and will not result in the creation or imposition of any Lien on any of the properties or revenues of such Subordinated Lender pursuant to any requirement of law affecting or any contractual obligation of such Subordinated Lender, except the interest of the Senior Agent under this Agreement; and

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Subordinated Lender), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for any such consent, authorization, filing or other act that has been obtained or made.

                  9. Representation by Senior Agent. The Senior Lenders and the Senior Agent have not made and do not hereby or otherwise make to the Subordinated Lenders, any representations or warranties, express, or implied other than the following: (a) the Senior Agent has the corporate power and authority and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; and (b) this Agreement constitutes a legal, valid and binding obligation of the Senior Agent. Neither the Senior Lenders nor the Senior Agent assume any liability to any Subordinated Lender with respect to: (a) the financial or other condition of obligors under any instruments of guarantee with respect to the Senior Obligations, (b) the enforceability, validity, value or collectibility of the Senior Obligations or the Subordinated Obligations, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Obligations or (c) any Credit Party's title or right to transfer any collateral or security.

                  10. Waiver of Claims. To the maximum extent permitted by law, each Subordinated Lender waives any claim it might have against the Senior Agent with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Senior Agent or any Senior Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Senior Loan Documents or any transaction relating to the Collateral. Neither the Senior Agent nor any Senior Lender, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Credit Party or any Subordinated Lender or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                  11. Provisions Applicable After Bankruptcy. The provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any Insolvency Event. To the extent that any Subordinated Lender has or acquires any rights under Section 362, 363 or 364 of the Bankruptcy Code with respect to the Collateral, such Subordinated Lender hereby agrees not to assert such rights without the prior written consent of the Senior Agent; provided that, if requested by the Senior Agent, such Subordinated Lender shall seek to exercise such rights in the manner requested by the Senior Agent, including the rights in payments in respect of such rights. Without limiting the generality of the foregoing sentence, to the extent that Senior Agent or Senior Lenders consent to any Credit Party's use of cash collateral under Section 363 of the Bankruptcy Code or Senior Agent or any Senior Lender agrees to provide financing to Borrower under Section 364 of the Bankruptcy Code, each Subordinated Lender hereby agrees not to impede, object to (on grounds of lack of adequate protection, or otherwise), or otherwise interfere with such use of cash collateral or financing. Each Subordinated Lender specifically agrees that the Senior Agent and the Senior Lenders may consent to any Credit Party's use of cash collateral or provide financing to any Credit Party on such terms and conditions and in such amounts as the Senior Agent and the Senior Lenders, in their sole discretion, may decide and that, in connection with such cash collateral usage or such financing, any Credit Party (or a trustee appointed for the estate of such Credit Party) may grant to the Senior Agent and/or Senior Lenders liens and security interests upon all or any part of the assets of the Borrower or other Credit Party, which liens and security interests: (i) shall secure payments of all Senior Obligations (whether such Senior Obligations arose prior to the filing of the bankruptcy petition or thereafter); and (ii) shall be superior in priority to the liens on and security interests in the assets of Borrower or other Credit Party held by the Subordinated Lenders. Each Subordinated Lender (both in its capacity as a Subordinated Lender and in its capacity (if any) as a party which may be obligated to any Credit Party or any Credit Party's Affiliates with respect to contracts which are part of the Senior Agent's or any Senior Lender's Collateral) agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action, objection or other proceeding (A) challenging the enforceability of the claim of Senior Agent or any Senior Lender, (B) challenging the enforceability of any liens or security interests in any assets securing the Senior Obligations, or (C) asserting any claims which any Credit Party may hold with respect to Senior Agent or any Senior Lender. All allocations of payments among the Senior Agent, Senior Lenders and the Subordinated Lender shall, subject to any court order, continue to be made after the filing of a petition under the United States Bankruptcy Code, as amended (the "Bankruptcy Code"), or any similar proceeding, on the same basis that the payments were to be allocated prior to the date of such filing. Each Subordinated Lender agrees that it will not object to or oppose a sale or other disposition of any assets securing the Senior Obligations (or any portion thereof) free and clear of its security interests, liens or other claims under
Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Senior Agent or Senior Lenders have consented to such sale or disposition of such assets. Each Subordinated Lender agrees not to assert any right it may have to "adequate protection" of its interest in the Collateral in any bankruptcy proceeding and agrees that it will not seek to have the automatic stay lifted with respect to such security, without the prior written consent of the Senior Agent and Senior Lenders. Each Subordinated Lender waives any claim it may now or hereafter have against the Senior Agent or any Senior Lender arising out of the election of Senior Agent or any Senior Lender, in any case instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral arrangement, or financing arrangement, or out of any grant of a security interest, under Section 363 or 364 of the Bankruptcy Code, with or by any Credit Party, as debtor in possession (or with or by any trustee for any Credit Party). Each Subordinated Lender agrees that it will not, in its capacity as a secured creditor: (a) propose, vote to accept, or otherwise support confirmation of, a plan of reorganization opposed by the Senior Agent or Senior Lenders, or (b) vote to reject, object to confirmation of, or otherwise oppose confirmation of, a plan of reorganization supported by the Senior Agent. The subordination and other provisions of this Agreement shall be enforceable under Section 510(a) of the Bankruptcy Code.

                  12. Further Assurances. The Subordinated Lenders and the Borrower, at Borrower's expense and at any time from time to time, upon the written request of the Senior Agent, will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Senior Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

                  13.      Expenses.

                  (a) Each Credit Party will pay or reimburse the Senior Agent and the Senior Lenders and the Subordinated Lenders, upon demand, for all of their respective costs and expenses in connection with the enforcement or preservation of any rights under this Agreement, including, without limitation, fees and disbursements of counsel to the Senior Agent, Senior Lenders and Subordinated Lenders.

                  (b) Each Credit Party will pay, indemnify, and hold the Senior Agent and the Senior Lenders and the Subordinated Lenders harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort or on any other ground), judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to this Agreement or any action taken or omitted to be taken by the Senior Agent, any Senior Lender or Subordinated Lender with respect to any of the foregoing.

                  14. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Senior Agent on the one hand and the Subordinated Lenders on the other, and no other Person shall have any right, benefit or other interest under this Agreement. Except as expressly set forth in this Agreement, nothing herein shall: (a) impair, as between any Credit Party and the Senior Lenders and any Credit Party and any Subordinated Lender, the obligation of such Credit Party, which is absolute and unconditional, to pay principal of, interest on and all other portions of the Senior Obligations, on the one hand, and the Subordinated Obligations and all other obligations of such Credit Party, if any, to any Subordinated Lender, on the other hand, in each case in accordance with their respective terms; or (b) affect the relative rights of the Senior Lenders or Subordinated Lenders with respect to any other creditors of any Credit Party.

                  15. Subrogation. Subject to the indefeasible payment in full of all Senior Obligations and the termination of all commitments to lend by the Senior Lenders under the Senior Credit Agreement, the Subordinated Lenders shall be subrogated to the rights of the Senior Lenders to receive payments or distributions of assets of any Credit Party applicable to the Senior Obligations until the principal of, and interest and premium, if any, on, and all other amounts payable in respect of the Subordinated Obligations shall be paid in full. For purposes of such subrogation, no payment or distribution to the Senior Lenders under the provisions hereof to which the Subordinated Lenders would have been entitled but for the provisions of this Agreement, and no payment pursuant to the provisions of this Agreement to the Senior

Lenders by the Subordinated Lenders, as among any Credit Party and its creditors other than the Senior Lenders, shall be deemed to be a payment by such Credit Party to or on account of the Senior Obligations.

                  16. Legend. Each Subordinated Lender and each Credit Party will cause each of the Subordinated Note and each Subordinated Security Document to bear upon its face a legend referring to this Agreement and indicating that such documents are subordinated as provided herein, all in form and substance satisfactory to the Senior Agent.

                  17. Powers Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Senior Obligations are paid in full and the obligation of the Senior Lenders to extend credit under the Senior Loan Documents is irrevocably terminated.

                  18. Notices. All notices, requests and demands to or upon the Senior Agent or any Credit Party or any Subordinated Lender to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

                  If to the Senior Agent:

                           Bank of America, N.A.
                           55 S. Lake Avenue, Suite 900
                           Pasadena, CA 91101
                           Attn: John McNamara
                           Telecopy Number: 616-397-1273

                           with copies to:

                           General Electric Capital Corporation
                           Corporate Financial Services
                           800 Connecticut Avenue, 2 North
                           Norwalk, Connecticut 06854
                           Attention: Account Manager (Good Guys)
                           Telecopy No.: (203) 852-3670

                           and

                           Winston & Strawn LLP
                           101 California Street, Suite 3900
                           San Francisco, California 94111
                           Attention: Hill Blackett, III, Esq.
                           Telecopy No.: 415-591-1400

                           and

                           General Electric Capital Corporation
                           201 High Ridge Road
                           Stamford, Connecticut 06927-5100
                           Attention: Corporate Counsel
                           Telecopy No.: 203-316-7889

                  If to the Subordinated Lenders:

                           Grupo Sansborns, S.A. de C.V.
                           c/o Grupo Finan Inbursa
                           Paseo de Las Palmas 736
                           Mexico Col. Lomas de Chapultepec
                           Attention: Eduardo Valdes Acra
                           Javier Cervantes
                           Telecopy No.: 011-525-520-5326

                  With copies to:

                           Willkie Farr & Gallagher LLP
                           787 Seventh Avenue
                           Attention: Thomas. M. Cerabino, Esq.
                           New York, NY 10019-6099
                           Tel: (212) 728-8000
                           Telecopy No.: (212) 728-8111

                  If to the Borrower:

                           Good Guys California, Inc.
                           1600 Harbor Bay Parkway
                           Alameda, California 94502
                           Attention: Chief Financial Officer
                           Telecopy No.: 510-747-6290

                  With copies to:

                           Howard, Rice Nemerovski, Canady, Falk & Rabkin,
                                  A Professional Corporation
                           Three Embarcadero Center, 7th Floor
                           San Francisco, California 94111-4065
                           Attention: Richard W. Canady, Esq.
                           Telecopy No.: 415-217-5910

                  The Senior Agent, the Credit Parties and any Subordinated Lender may change their respective addresses and transmission numbers for notices by notice in the manner provided in this paragraph.

                  19. Default Notices. The Subordinated Lenders shall provide the Senior Agent with written notice of any event of default with respect to, or acceleration of, all or any part of the Subordinated Obligations concurrently with the sending thereof to any Credit Party and promptly shall notify the Senior Agent in the event a default which is the subject of such a notice is cured or waived.

                  20. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Agreement signed by all the parties shall be lodged with the Senior Agent.

                  21. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  22. Integration. This Agreement represents the agreement of the Senior Agent and the Subordinated Lenders with respect to the subject matter hereof and there are no promises or representations by the Senior Agent or any Subordinated Lender relative to the subject matter hereof not reflected herein.

                  23.      Amendments in Writing; No Waiver: Cumulative
Remedies.

                  (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Senior Agent, each Credit Party and each Subordinated Lender; provided that any provision of this Agreement may be waived by the Senior Agent in a letter or agreement executed by the Senior Agent or by telex or facsimile transmission from the Senior Agent.

                  (b) No failure to exercise, nor any delay in exercising, on the part of the Senior Agent or any Senior Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  24. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  25.      Successors and Assigns.

                  (a) This Agreement shall be binding upon and shall inure to the benefit of the Senior Agent, each Senior Lender, each Subordinated Lender, each Credit Party and each of their respective heirs, administrators, executors, successors and assigns.

                  (b) Upon a successor Senior Agent becoming the Senior Agent under the Senior Loan Documents or upon another lender (a "Refinancing Lender") refinancing all, or with the prior written consent of the then existing Senior Agent and Senior Lenders, any portion, of the Senior Obligations, such successor Senior Agent or Refinancing Lender shall automatically be entitled to all the rights and powers of the Senior Agent and the Senior Lenders hereunder without the need for any further action on the part of any party hereto. In further confirmation of the foregoing, each Subordinated Lender agrees that it will, at the request of Senior Agent or any Senior Lender, enter into an agreement, in the form of this Agreement, mutatis mutandis, to subordinate the Subordinated Obligations and any security interests or liens it now or hereafter has in or upon the Collateral, to the same extent as provided herein, to the party refinancing all or a portion of the Senior Obligations.

                  26. Invalidated Payments. To the extent that the Senior Agent receives payments on, or proceeds of Collateral for, the Senior Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any Credit Party, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then to the extent of such payment or proceeds received, the Senior Obligations, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Agent.

                  27. Specific Performance. The Senior Agent is hereby authorized to demand specific performance of this Agreement at any time when any Subordinated Lender shall have failed to comply with any of the provisions of this Agreement applicable to such Subordinated Lender whether or not the Credit Parties shall have complied with any of the provisions hereof applicable to any Credit Party, and the Subordinated Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

                  28. GOVERNING LAW: CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH OF THE CREDIT PARTIES, THE SUBORDINATED LENDERS AND THE SENIOR AGENT HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN california SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE CREDIT PARTIES, THE SUBORDINATED LENDERS AND THE SENIOR AGENT PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS,

PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CALIFORNIA AND, PROVIDED, FURTHER THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE SENIOR AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SENIOR OBLIGATIONS, OR TO ENFORCE A JUDGEMENT OR OTHER COURT ORDER IN FAVOR OF THE SENIOR AGENT. EACH OF THE CREDIT PARTIES AND THE SUBORDINATED LENDERS EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE CREDIT PARTIES AND THE SUBORDINATED LENDERS HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF THE CREDIT PARTIES AND THE SUBORDINATED LENDERS HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO IT AT THE ADDRESS SET FORTH IN THE SENIOR CREDIT AGREEMENT OR BENEATH ITS SIGNATURE LINE BELOW, AS THE CASE MAY BE, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ANY CREDIT PARTY'S OR ANY SUBORDINATED LENDER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

                  29. MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

                  30. Termination. Subject to the provisions of paragraphs 25(b) and 26, this Agreement shall terminate upon the indefeasible payment in full of the Senior Obligations and the termination of all commitments to lend by the Senior Lenders on a revolving basis under the Senior Credit Agreement.

                  31. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

                  32. Conversion. Nothing in this Agreement shall prevent the Subordinated Lender from exercising at any time its rights under the Subordinated Note to convert outstanding principal and accrued interest (or any portion thereof) on the Subordinated Note into shares of common stock of Holdings.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BANK OF AMERICA, N.A.,
as Senior Agent

By  /s/ Kevin R. Kelly
    ------------------------------------
    Kevin R. Kelly
    Senior Vice President

GOOD GUYS CALIFORNIA, INC.

By: /s/  David A. Carter
    ------------------------------------
    David A. Carter
    Chief Financial Officer

GOOD GUYS, INC.

By: /s/  David A. Carter
    ------------------------------------
    David A. Carter
    Chief Financial Officer

COMPUSA INC.

By: /s/ Javier Larraza
    ------------------------------------
    Javier Larraza
    Executive Vice President/ Chief
     Financial Officer

APPROVED BY:

GENERAL ELECTRIC CAPITAL CORPORATION
as Documentation Agent and a Lender

By: /s/ Craig J. Winslow
    ------------------------------------
    Craig J. Winslow
    Duly Authorized Signatory

                                 ACKNOWLEDGMENT

STATE OF

COUNTY OF       ss.:

         On _________ before me, the undersigned, personally appeared _________
_____________________________________________________________________________
personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in

(insert city or political subdivision and state or county or other place acknowledgment taken).

                      _________________________________________________________
                      (signature and office of individual taking acknowledgment)